EXHIBIT 32.01

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Steak n Shake Company (the "Company") on Form 10-K for the period ending September 26, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ Alan B. Gilman
Alan B. Gilman, Interim President and Chief Executive Officer
December 7, 2007

 /s/ Jeffrey A. Blade
Jeffrey A. Blade, Executive Vice President,
Chief Financial and Administrative Officer
December 7, 2007